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EXHIBIT 32(b)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Fifth & Pacific Companies, Inc. (the "Company") on Form 10-K for the period ending December 29, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George M. Carrara, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George M. Carrara
George M. Carrara Chief Financial Officer
Date: February 21, 2013

        The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-K or as a separate disclosure document.

        A signed original of this written statement required by Section 906 has been provided to Fifth & Pacific Companies, Inc. and will be retained by Fifth & Pacific Companies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  EXHIBIT 32(b)